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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 16, 2006


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

     On May 17, 2006, at the 2006 annual meeting of shareholders of American International Group, Inc. (AIG), AIG's shareholders approved the Executive Incentive Plan (EIP). The EIP was approved by AIG's Board of Directors on March 15, 2006, subject to shareholder approval. On approval of AIG's shareholders, the EIP became effective as of January 1, 2006.

     The EIP is a performance-based compensation program that establishes an overall formula for performance based awards to senior executives. The EIP permits the payment of annual incentive awards to eligible participants based on AIG's adjusted net income (as defined in the EIP). Each participant may receive an incentive award of up to three-tenths of one percent (0.3%) of AIG's adjusted net income for each fiscal year. The annual award may be reduced at the discretion of the Compensation Committee of the AIG Board of Directors (Compensation Committee).

     The EIP was designed so that all awards under EIP are considered "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code and the regulations thereunder. The EIP is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

     In addition, on May 16, 2006, the Compensation Committee approved changes to the vesting period and calculation of performance targets in the AIG Partners Plan, which was originally adopted by the Board of Directors on March 15, 2006 and attached as Exhibit 10(73) to AIG's Annual Report on Form 10-K for the year ended December 31, 2005. The amended and restated AIG Partners Plan is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

      Exhibit 10.1 Executive Incentive Plan.

      Exhibit 10.2 AIG Partners Plan.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: May 22, 2006                     By /s/ KATHLEEN E. SHANNON
                                       ------------------------------------
                                       Name:  Kathleen E. Shannon
                                       Title: Senior Vice President
                                              and Secretary